                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                  (Amendment No.   )

Filed by the Registrant                          /X/
Filed by a Party other than the Registrant       / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for the Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   TRUEVISION, INC.
        -----------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                                    R. JOHN CURSON
        -----------------------------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.   Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

    2.   Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

    4.   Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

    5.   Total fee paid:

         -----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.   Amount Previously Paid:

         -----------------------------------------------------------------------

    2.   Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    3.   Filing Party:

         -----------------------------------------------------------------------

    4.   Date Filed:

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

                               [TRUEVISION LOGO OR NAME]
                                  2500 WALSH AVENUE
                            SANTA CLARA, CALIFORNIA 95051


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON OCTOBER 28, 1997


TO THE STOCKHOLDERS OF TRUEVISION, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TRUEVISION, INC., a Delaware corporation (the "Company"), will be held on Tuesday, October 28, 1997 at 10:00 a.m. local time at the Company's offices at 2500 Walsh Avenue, Santa Clara, California 95051, for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors have been duly elected and qualified.

    2. To approve the Company's Amended 1988 Incentive Stock Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 600,000 shares and to permit participation by non-employee directors under such plan.

    3. To ratify the selection of Price Waterhouse LLP as independent auditors of the Company for its fiscal year ending June 27, 1998.

    4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on September 5, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                             By Order of the Board of Directors



                             R. JOHN CURSON
                             Secretary

Santa Clara, California
September 24, 1997

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                   TRUEVISION, INC.
                                  2500 WALSH AVENUE
                            SANTA CLARA, CALIFORNIA  95051

                                   PROXY STATEMENT
                          FOR ANNUAL MEETING OF STOCKHOLDERS
                                   OCTOBER 28, 1997

                                   ----------------

                    INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Truevision, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on October 28, 1997, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Company's offices, 2500 Walsh Avenue, Santa Clara, California 95051. The Company intends to mail this proxy statement and accompanying proxy card on or about September 24, 1997 to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company, or at the Company's request, by Skinner & Co., Inc. No additional compensation will be paid to directors, officers or other regular employees for such services, but Skinner & Co., Inc. will be paid its customary fee, estimated to be about $2,500, if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on September 5, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on September 5, 1997 the Company had outstanding and entitled to vote 12,773,315 shares of Common Stock.

    Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. With respect to the election of directors, stockholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to five votes for each share held. Each stockholder may give one candidate, who has been nominated prior to voting, all the votes such stockholder is entitled to cast or may distribute such votes among as many such candidates as such stockholder chooses. Unless the proxyholders are otherwise instructed, stockholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

    All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.


                                      1.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 2500 Walsh Avenue, Santa Clara, California 95051, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company not later than May 27, 1998 in order to be included in the proxy statement relating to that Annual Meeting.

                                      PROPOSAL 1

                                ELECTION OF DIRECTORS

    The Bylaws of the Company presently provide that the authorized number of directors shall not be less than five nor more than nine, with the current number of authorized directors set at five. At the Annual Meeting, five directors will be elected to serve until the next Annual Meeting and until their successors are elected and qualified. The Company intends to nominate for election as directors the five persons named below, all of whom are incumbent directors. All of these nominees have indicated that they are able and willing to serve as directors. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxyholders.

    The five nominees for director receiving the highest number of affirmative votes will be elected directors of the Company. A stockholder may, prior to the vote being taken, indicate his or her intention to cumulate votes. In such a case, each stockholder would be entitled to that number of votes as equals the number of shares of Common Stock held by such stockholder multiplied by five and would be entitled to allocate those votes to any one or more nominees for director in the stockholder's discretion. Abstentions and broker non-votes are not considered in elections for director.

    Unless otherwise instructed, the proxyholders intend to vote the shares of Common Stock represented by the proxies in favor of the election of these nominees.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE.


                                      2.

INFORMATION CONCERNING NOMINEES

    The Company's nominees are listed below together with their ages and positions with the Company:

NAME                         AGE       POSITION WITH THE COMPANY
----                         ---       -------------------------
Walter W. Bregman(1)(2)      63        Chairman of the Board of Directors
Louis J. Doctor              39        President, Chief Executive Officer and
                                         Director
William H. McAleer(2)        46        Director
Kieth E. Sorenson            49        Director
Conrad J. Wredberg(1)        56        Director

-----------
(1) Audit Committee Member
(2) Compensation Committee Member

    All directors are elected at the Annual Meeting of Stockholders to serve until the following Annual Meeting and until their successors are duly elected and have been qualified. There are no family relationships among any officers or directors of the Company.

    Mr. Bregman has been a director of the Company since July 1991 and Chairman of the Board of Directors since December 1994. He has been Chairman and Co-Chief Executive Officer of S&B Enterprises, a consulting firm, since March 1988, and since December 1992 has been President and Chief Executive Officer of Golf Scientific, Inc., a company that produces and sells golf instructional equipment. From July 1985 until June 1987, he was President and owner of the Cormorant Beach Club. Prior to July 1985, he served as President of International Playtex Inc. He is also a director of Symantec, Inc. and Quakka, Inc.

    Mr. Doctor has been President, Chief Executive Officer and a director since he joined the Company in October 1994. Prior to joining the Company, he was President of The Arbor Group since May 1994, a company that offers corporate clients strategic services in the technology arena. From June 1991 to April 1994, he held positions of Executive Vice President and Vice President of Business Development at SuperMac Technology, Inc. In March 1981, Mr. Doctor co-founded Raster Technologies, a manufacturer of high-end graphics and imaging systems, and served as its President until January 1989. Mr. Doctor was an independent consultant from January 1989 to 1991. He is also a director of Plaid Bros. Software, Inc.

    Mr. McAleer has been a director of the Company since February 1995 and is currently Managing Director of Voyager Capital, which provides venture financing and advisory services to technology companies. From 1988 to 1994, he was Vice President of Finance, Chief Financial Officer and Secretary of Aldus Corporation, a publicly-held software company. At Aldus Corporation, Mr. McAleer was responsible for finance, legal and business development activities, including that company's merger with Adobe Systems Incorporated in 1994. Prior to joining Aldus Corporation, he was Vice President, Finance and Administration with Ecova Corporation from 1987 to 1988 and also served as Vice President with Westin Hotels and Resorts from 1984 through 1987. He is also a director of Apex PC Solutions, Four Gen Software and Primus Communications.

    Mr. Sorenson, a founder of the Company, has served as a director since June 1987. He also served as Chairman of the Board of Directors from June 1987 until December 1994, as Chief Executive Officer from June 1987 until September 1993 and as President from June 1987 until May 1993. Mr. Sorenson has been President of Autronix, Inc. since January 1996. He has also been a partner with Sorenson, Thomas & Co., an investment management firm, since January 1995. From September 1979 to June 1987, Mr. Sorenson was employed by Ramtek Corporation, a manufacturer of computer graphic systems, where he most recently held the position of Vice President of Engineering and Product Development.

    Mr. Wredberg has been a director of the Company since October 1992. He has been President of the Transmission Systems Business Division of the Broad Band Communications Group of Scientific Atlanta, Inc., a telecommunications services and products company, since April 1995. Previously, he had been President and


                                      3.

General Manager of American Microsystems, Inc. ("AMI"), a manufacturer of integrated circuits, for eight years. He joined AMI in 1985 as Vice President of Manufacturing and became Senior Vice President of Operations in 1986. Prior to his joining AMI, Mr. Wredberg worked at Mostek Corporation, a subsidiary of United Technologies Corporation, where he most recently held the position of Vice President of Quality Assurance.

BOARD OF DIRECTORS COMMITTEES AND MEETINGS

    During the fiscal year ended June 28, 1997 the Board of Directors held eight meetings. The Board of Directors has an Audit Committee and a Compensation Committee. During fiscal 1997, all incumbent directors attended at least 75% of the aggregate of the meetings of the Board of Directors and of the committees on which they served, held during the period for which they were a director or committee member, respectively.

    The Audit Committee currently consists of Messrs. Bregman and Wredberg. The Audit Committee met two times during fiscal 1997. The Audit Committee approves the engagement of and services to be performed by the Company's independent auditors and reviews the Company's accounting principles and its system of internal accounting controls.

    The Compensation Committee currently consists of Messrs. Bregman and McAleer. The Compensation Committee met nine times during fiscal 1997. The Compensation Committee reviews and approves the Company's executive compensation policy, makes recommendations concerning the Company's employee benefit policies and approves salaries of and bonuses and option grants to employees, including officers and eligible directors.

    The Board has no Nominating Committee or a committee performing similar functions.


                                      4.

                                      PROPOSAL 2

                  APPROVAL OF THE AMENDED 1988 INCENTIVE STOCK PLAN

    In February 1988, the Board of directors adopted, and the stockholders subsequently approved, the Company's 1988 Incentive Stock Plan (the "Option Plan"). As a result of a series of amendments, prior to August 1997 there were 3,641,300 shares of the Company's Common Stock reserved for issuance under the Option Plan.

    As of August 1, 1997, options (net of canceled or expired options) covering an aggregate of 2,997,157 shares of the Company's Common Stock had been granted under the Option Plan, and 644,143 shares (plus any shares that might in the future be returned to the plan as a result of cancellations or expiration of options) remained available for future grant. During fiscal 1997, the Company granted to all executive officers as a group, options to purchase 980,200 shares (including options repriced in May 1997 to purchase 794,200 shares) at exercise prices ranging from $2.15625 to $4.875 per share and to all employees (excluding executive officers) as a group options to purchase 1,888,005 shares (including options repriced in May 1997 to purchase 1,265,260 shares) at exercise prices ranging from $1.937 to $6.75 per share.

    In August 1997, the Board of Directors approved an amendment increasing the number of shares reserved for issuance under the Option Plan by an additional 600,000 shares, for an aggregate of 4,241,300 shares reserved for issuance under the Option Plan. The Board of Directors adopted this amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board of Directors and the Compensation Committee. In addition, in connection with the amendment to Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, the Board of Directors also amended the Option Plan to permit participation by non-employee directors.

    The affirmative vote of the holders of a majority of the shares represented, in person or by proxy, and entitled to vote at the Annual Meeting will be required to approve the amendments to the Option Plan.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

    The essential features of the Option Plan are outlined below:

GENERAL

    The Option Plan gives the Board of Directors, or a committee which the Board of Directors appoints, authority to grant options to purchase Common Stock and stock purchase rights. Options granted under the Option Plan may be either "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options, at the discretion of the Board of Directors or its committee.

PURPOSES

    The purposes of the Option Plan are to attract and retain the best available personnel for the Company, to provide additional incentive to the service providers of the Company and to promote the success of the Company's business.

ADMINISTRATION

    The Board of Directors is authorized to administer the Option Plan or delegate administration to a committee of the Board of Directors. The Board of Directors has delegated administration of the Option Plan to the Compensation Committee. As used herein with respect to the Option Plan, the "Board of Directors" refers to the Compensation Committee as well as to the Board of Directors.


                                      5.

ELIGIBILITY

    The Option Plan provides that stock options and stock purchase rights may be granted to employees (including officers and directors who are also employees), non-employee directors and consultants of the Company and its parent or subsidiaries. However, incentive stock options may be granted only to employees. The Board of Directors selects the participants and determines the number of shares to be subject to each stock option or stock purchase right.

EXERCISE PRICE

    The per share exercise price for shares issued pursuant to options or stock purchase rights granted under the Option Plan is determined by the Board of Directors and must not be less than 100% of the fair market value of the Common Stock on the date of grant in the case of incentive stock options, and 85% of the fair market value of the Common Stock on the date of grant in the case of nonstatutory stock options or stock purchase rights. Fair market value per share is the closing price as reported on the Nasdaq National Market on the date of grant. Incentive and nonstatutory stock options granted to stockholders owning more than 10% of the Company's outstanding stock are subject to the additional restriction that the exercise price must be at least 110% of the fair market value on the date of grant. In the event of a decline in the value of the Company's Common Stock, the Board of Directors has the authority to replace outstanding higher priced options, whether incentive or nonstatutory, with new lower priced options.

OPTIONS

    Each option is evidenced by a written agreement between the Company and the person to whom such option is granted. The Board of Directors determines the terms of the options granted under the Option Plan. Each option shall be designated either an incentive stock option or a nonstatutory stock option except that, to the extent that the aggregate fair market value of the shares with respect to which options designated as incentive stock options are exercisable for the first time by an optionee during any calendar year (under the Option Plan and all other plans of the Company) exceeds $100,000, such excess options shall be treated as nonstatutory stock options. Options typically vest with respect to 25% of the option shares after one year and ratably each month over the following three years with respect to the remaining 75% of the shares. Pursuant to the Option Plan, options may be subject to the following additional terms and conditions.

    TERM OF OPTIONS. The term of each option granted under the Option Plan is ten years from the date of grant in the case of incentive stock options and ten years and one day in the case of nonstatutory stock options, unless a shorter period is provided for in the stock option agreement. However, options granted to an optionee who, at the time of the grant, owns stock representing more than ten percent (10%) of the Company's outstanding stock, expire five years from the date of grant in the case of incentive stock options and five years and one day from the date of grant in the case of nonstatutory stock options.

    EXERCISE OF OPTION. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Board of Directors, and may include cash, check, use of a promissory note, surrender of shares of Company Common Stock held for at least six months, or any combination of the foregoing.

    TERMINATION OF SERVICE. If an optionee's service relationship with the Company is terminated for any reason other than death or permanent disability, options outstanding under the Option Plan may be exercised within 30 days (or such other period of time as determined by the Board of Directors, not to exceed certain limits) after the date of such termination to the extent the options were exercisable on the date of termination.

    DISABILITY. If an optionee's service by the Company terminates because of total and permanent disability, options outstanding under the Option Plan may be exercised within six months (or such other period of time as


                                      6.

determined by the Board of Directors not to exceed certain limits, but in no event later than the date of expiration of the term of such option) after termination to the extent such options were exercisable at the date of termination.

    DEATH OF OPTIONEE. If an optionee should die while providing services to the Company, options may be exercised at any time within six months (or such other period of time as determined by the Board of Directors not to exceed certain limits, but in no event later than the date of expiration of the term of such option) after death to the extent the options were exercisable at the date of death.

STOCK PURCHASE RIGHTS

    Each stock purchase right is evidenced by a written agreement between the Company and the person to whom such right is granted. The Board of Directors determines the terms relating to the right, including the time within which such person must accept the offer to purchase, which shall in no event exceed six months from the date of grant. Unless the Board of Directors determines otherwise, the Company will have a right to repurchase shares in the event of termination of the purchaser's service with the Company. Such repurchase right will lapse at a rate determined by the Board of Directors.

OTHER PROVISIONS

    Options or stock purchase rights granted under the Option Plan may contain other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Board of Directors.

NONTRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS

    Options and stock purchase rights granted under the Option Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee or purchaser, only by such optionee or purchaser.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR MERGER

    In the event any change is made in the Company's capitalization, such as a stock split or reverse stock split, appropriate adjustment shall be made to the purchase price and to the number of shares subject to the stock option or stock purchase right. In the event of the proposed dissolution or liquidation of the Company, all options will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board of Directors. The Board of Directors may, in its sole discretion, accelerate the time which options may be exercised prior to such dissolution or liquidation. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the successor corporation shall assume all outstanding options or substitute new options therefor. If the successor corporation refuses to assume or substitute for outstanding options, the Board of Directors shall provide for the exercisability of such options to accelerate in full prior to such event, and the termination, to the extent such options are not exercised, upon completion of such event.

AMENDMENT AND TERMINATION OF THE OPTION PLAN

    The Board of Directors may amend or terminate the Option Plan from time to time in such respects as the Board of Directors may deem advisable without approval of the stockholders; provided, however, that stockholder approval of amendments to the Option Plan shall only be required to the extent necessary to comply with Rule 16b-3 or Section 422 of the Code (or any other applicable law or regulation).

    In any event, the Option Plan shall terminate in February 1998. Any options or stock purchase rights outstanding under the Option Plan at the time of its termination shall remain outstanding until they expire by their terms.



                                      7.

FEDERAL INCOME TAX INFORMATION

    Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory stock options.

    An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If both of these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company.
Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee.

    All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory stock option.

    The foregoing summary of the effects of federal income taxation upon the participant and the Company with respect to the purchase of shares under the Option Plan does not purport to be complete, and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax implications of an optionee's death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.

                                PROPOSAL 3

         RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP
     AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 27, 1998

    Price Waterhouse LLP have been the independent auditors for the Company since 1988 and, upon recommendation of the Audit Committee, their appointment as independent auditors for the 1998 fiscal year has been approved by the Board of Directors, subject to ratification by the stockholders. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Price Waterhouse LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board of Directors is submitting the selection of Price Waterhouse LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

    The affirmative vote of the holders of a majority of the shares represented, in person or by proxy, and entitled to vote at the Annual Meeting will be required to ratify the appointment of Price Waterhouse LLP.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.


                                     8.

                                   TRUEVISION, INC.

                          AMENDED 1988 INCENTIVE STOCK PLAN
                                (As of September 1997)

    1. PURPOSES OF THE PLAN. The purposes of this Incentive Stock Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees of Truevision, Inc. (the "Company") and to promote the success of the Company's business.

         Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement. The Board also has the discretion to grant Stock Purchase Rights.

    2.   DEFINITIONS.  As used herein, the following definitions shall apply:

         (a) "BOARD" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

         (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "COMMITTEE" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

         (d)  "COMMON STOCK" shall mean the Common Stock of the Company.

         (e)  "COMPANY" shall mean Truevision, Inc., a Delaware corporation.

         (f) "CONSULTANT" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any Director of the Company whether compensated for such services or not; provided that the term Consultant shall not include Directors who are not compensated for their services or are paid only a Director's fee by the Company.

         (g) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" shall mean the absence of any interruption or termination of service as an Employee, Director or Consultant, as applicable. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         (h)  "DIRECTOR" shall mean a member of the Board.

         (i) "EMPLOYEE" shall mean any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.


                                      1.

         (j) "INCENTIVE STOCK OPTION" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (k) "NONSTATUTORY STOCK OPTION" shall mean an Option not intended to qualify as an Incentive Stock Option.

         (l)  "OPTION" shall mean a stock option granted pursuant to the Plan.

         (m) "OPTIONED STOCK" shall mean the Common Stock subject to an Option.

         (n)  "OPTIONEE" shall mean a person who receives an Option.

         (o) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

         (p)  "PLAN" shall mean this Amended 1988 Incentive Stock Plan.

         (q)  "PURCHASER" shall mean a person who exercises a Stock Purchase
Right.

         (r) "SHARE" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

         (s) "STOCK PURCHASE RIGHT" shall mean a right to purchase Common Stock pursuant to the Plan or the right to receive a bonus of Common Stock for past services.

         (t) "SUBSIDIARY" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares under the Plan is 4,241,300 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, then the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or sale under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

    4.   ADMINISTRATION OF THE PLAN.

         (a) PROCEDURE. The Plan shall be administered by the Board of Directors of the Company.

                 (i) The Board of Directors may appoint a Committee consisting of one or more members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. In


                                      2.

the discretion of the Board of Directors, a Committee may consist solely of two or more Outside Directors (as such term is defined below), or solely of two or more Non-Employee Directors (as such term is defined below). Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.

                (ii) Subject to the foregoing, from time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

               (iii) The term "Outside Director," as used in this Plan, shall mean a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code. The term "Non-Employee Director," as used in this Plan, shall mean a Director who either (i) is not a current employee or officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K ("Regulation S-K") promulgated pursuant to the Securities Act of 1933 (the "Securities Act"), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (b) POWERS OF THE BOARD. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonstatutory Stock Options or Stock Purchase Rights;
(ii) to determine, upon review of relevant information and in accordance with
Section 7 of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of options or Stock Purchase Rights, to be granted, which exercise price shall be determined in accordance with
Section 7 of the Plan; (iv) to determine the persons to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of shares to be represented by each Option or Stock Purchase Right;
(v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each option and Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any provisions (including provisions relating to exercise price) of any Option or Stock Purchase Right; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of
Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate


                                      3.

the grant of an Option or Stock Purchase Right previously granted by the Board; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

        (c) EFFECT OF BOARD'S DECISION. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees, Purchasers and any other holders of any Options or Stock Purchase Rights granted under the Plan.

    5.  ELIGIBILITY.

        (a) Options and Stock Purchase Rights may be granted to Employees, Directors or Consultants, provided that Incentive Stock Options may only be granted to Employees. A person who has been granted an Option or Stock Purchase Right may, if such person is otherwise eligible, be granted additional Option(s) or Stock Purchase Right(s).

        (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

        (c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (d) The Plan shall not confer upon any Optionee or holder of a Stock Purchase Right any right with respect to continuation of employment by or the rendition of consulting services to the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or services at any time, with or without cause.

    6. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

    7.  EXERCISE PRICE AND CONSIDERATION.

        (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Board, but shall be subject to the following:

                 (i)  In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the


                                      4.

voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                        (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                (ii)  In the case of a Nonstatutory Stock Option

                        (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant.

                        (B) granted to any person, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

               (iii) In the case of a Stock Purchase Right granted to any person, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

         For purposes of this Section 7(a), in the event that an Option or Stock Purchase Right is amended to reduce the exercise price, the date of grant of such Option or Stock Purchase Right shall thereafter be considered to be the date of such amendment.

         (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the Nasdaq National Market of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by Nasdaq) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option or Stock Purchase Right, as reported in the Wall Street Journal.

         (c) The consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory note, other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly, from the Company, and
(ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 408 and 409 of the California General Corporation Law. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California General Corporation
Law).

    8.  OPTIONS.


                                      5.

         (a) TERM OF OPTION. The term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Option that is not an Incentive Stock Option shall be ten (10) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, (i) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement, or (ii) if the Option is a Nonstatutory Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such other term as may be provided in the Stock Option Agreement.

         (b)  EXERCISE OF OPTION.

                 (i) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

         An Option may not be exercised for a fraction of a Share.

         An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to Section 5(b), the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

         Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (ii) TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT. In the event of termination of an Optionee's Continuous Status as an


                                      6.

Employee, Director or Consultant, such Optionee may, but only within thirty
(30) days (or such other period of time not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that such Optionee was entitled to exercise it at the date of such termination. To the extent that such Optionee was not entitled to exercise the Option at the date of such termination, or if such Optionee does not exercise such Option (which such Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

               (iii) DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 8(b)(ii) above, in the event of termination of an Optionee's Continuous Status as an Employee, Director or Consultant as a result of such Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), such Optionee may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent such Optionee was entitled to exercise it at the date of such termination. To the extent that such Optionee was not entitled to exercise the Option at the date of termination, or if such Optionee does not exercise such Option (which such Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

                (iv)  DEATH OF OPTIONEE.  In the event of the death of an
Optionee:

                        (A) during the term of the Option who is at the time of his or her death an Employee, Director or Consultant of the Company and who shall have been in Continuous Status as an Employee, Director or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time as is determined by the Board at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee, Director or Consultant six (6) months (or such other period of time as is determined by the Board at the time of grant of the Option) after the date of death; or

                        (B) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee, Director or Consultant, the Option may be exercised, at any time within six (6) months (or such other period of time as is determined by the Board at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest


                                      7.

or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

    9.  STOCK PURCHASE RIGHTS.

         (a) RIGHTS TO PURCHASE. After the Board of Directors determines that it will offer an Employee, Director or Consultant a Stock Purchase Right, it shall deliver to the offeree a stock purchase agreement or stock bonus agreement, as the case may be, setting forth the terms, conditions and restrictions relating to the offer, including the number of Shares which such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed six (6) months from the date upon which the Board of Directors or its Committee made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement or stock bonus agreement in the form determined by the Board of Directors.

         (b) ISSUANCE OF SHARES. Forthwith after payment therefor, the Shares purchased shall be duly issued; provided, however, that the Board may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to the Purchaser purchasing such Shares.

         (c) REPURCHASE OPTION. Unless the Board determines otherwise, the stock purchase agreement or stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's service with the Company for any reason (including death or disability). If the Board so determines, the purchase price for shares repurchased may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such rate as the Board may determine.

         (d) OTHER PROVISIONS. The stock purchase agreement or stock bonus agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors.

    10. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS. The Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or Purchaser, only by the Optionee or Purchaser.

    11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, or repurchase of Shares from a Purchaser upon termination of services, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting


                                      8.

from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

         In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation refuses to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen
(15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

    12. TIME OF GRANTING OPTIONS. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Board makes the determination granting such Option or Stock Purchase Right. Notice of the determination shall be given to each Employee, Director or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

    13.  AMENDMENT AND TERMINATION OF THE PLAN.

         (a) AMENDMENT AND TERMINATION. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 17 of the Plan:

                 (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11 of the Plan;


                                      9.

                (ii) any change in the designation of the class of persons eligible to be granted Options and Stock Purchase Rights; or

               (iii) any material increase in the benefits accruing to participants under the Plan.

         (b) SHAREHOLDER APPROVAL. If any amendment under Section 13(a) of the Plan requires shareholder approval, the Company shall obtain such shareholder approval as described in Section 17 of the Plan.

         (c) EFFECT OF AMENDMENT OR TERMINATION. Any such amendment or termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options or Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Purchaser (as the case may be) and the Board, which agreement must be in writing and signed by the Optionee or Purchaser (as the case may be) and the Company.

    14. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Rights unless the exercise of such Option or Stock Purchase Rights and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to he approval of counsel for the Company with respect to such compliance.

    As a condition to the exercise of an Option or Stock Purchase Rights, the Company may require the person exercising such Option or Stock Purchase Rights to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

    15. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16. OPTION, STOCK PURCHASE AND STOCK BONUS AGREEMENTS. Options shall be evidenced by written option agreements in such form as the Board shall approve. Upon the exercise of Stock Purchase Rights, the Purchaser shall sign a stock purchase agreement or stock bonus agreement in such form as the Board shall approve.


                                      10.

    17.  SHAREHOLDER APPROVAL.

         (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted.

         (b) Any required approval of the shareholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

    18. INFORMATION TO OPTIONEES AND PURCHASER. The Company shall provide to each Optionee and Purchaser, during the period for which such Optionee or Purchaser has one or more Options or Stock Purchase Rights outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.


                                      11.

                                TRUEVISION, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 28, 1997

     The undersigned hereby appoints LOUIS J. DOCTOR and R. JOHN CURSON and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Truevision, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 2500 Walsh Avenue, Santa Clara, California on Tuesday, October 28, 1997, at 10:00 a.m., and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.


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


                                                         Please mark your votes
                                                    as indicated in this example

                                                                               X


Unless a contrary direction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposals 2 and 3 as more specifically described in the proxy statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.


MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1: To elect five directors to hold office until the 1998 Annual Meeting of Stockholders.

FOR all nominees listed below                                WITHHOLD AUTHORITY to vote for
(except as marked to the contrary below).                    all nominees listed below.

NOMINEES
Walter W. Bregman; Louis J. Doctor; William H. McAleer;      TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S)
Kieth E. Sorenson; and Conrad J. Wredberg                    WRITE SUCH NOMINEE(S)' NAME(S) BELOW:

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------


MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.
                                                             FOR     AGAINST    ABSTAIN

PROPOSAL 2: To approve the Company's Amended 1988            / /       / /        / /
Incentive Stock Plan, as amended, to increase the
aggregate number of shares of Common Stock
authorized for issuance under such plan by 600,000
shares and to permit participation by non-employee
directors under such plan.

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 3.
                                                             FOR     AGAINST    ABSTAIN

PROPOSAL 3: To ratify selection of Price Waterhouse          / /       / /        / /
LLP as independent auditors of the Company for its
fiscal year ending June 27, 1998.


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.


Signature(s)                                             Dated:             1997
             ----------------------------------------           ------------,


                             FOLD AND DETACH HERE